Exhibit 99.1

JERASH HOLDINGS (US), INC. Premium Global Textile Manufacturing August 2018

0 2 FORWARD - LOOKING STATEMENTS This document contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , including statements relating to earnings expectations . The terms and phrases “commitment”, “guidance”, “expects”, “would”, “will”, “continuing”, ”drive”, “’’believes”, “indicate”, “look forward’, “grow’”, “outlook”, “forecasts”, and similar terms and phrases are intended to identify these forward - looking statements . Forward - looking statements are based on estimates and assumptions made by Jerash Holdings in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that Jerash believes are appropriate in the circumstances, including but not limited to general economic conditions, expectations regarding business performance, strategy and prospects, and confidence in the cash flow generation or profitability . Many factors could cause Jerash’s actual results, performance or achievements to differ materially from those expressed or implied by the forward - looking statements, including, without limitation : risks related to competition ; reliance on key personnel ; ability to maintain and enhance its brand ; and difficulties in forecasting financial results, particularly over longer periods, competition and product life cycles . These risk factors and others relating to Jerash that may cause actual results to differ are set forth in periodic filings with the U . S . Securities and Exchange Commission, copies of which may be obtained at www . sec . gov . These factors should be considered carefully, and readers should not place undue reliance on forward - looking statements . Jerash has no intention and undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This document contains disclosure regarding adjusted net income, adjusted net income per share, adjusted EBITDA and adjusted EBITDA per share, which are determined by methods other than in accordance with U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP measures provide supplemental information that may help investors to analyze our net income without regard to the effects of income tax expense and one - time non - cash stock - based compensation . Non - GAAP financial measures have inherent limitations and are not uniformly applied by issuers . Therefore, these non - GAAP financial measures should not be considered in isolation, or as a substitute for comparable measures prepared in accordance with GAAP . The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures can be found in Appendix A to the press release filed with our Current Report on Form 8 - K filed with the SEC on August 14 , 2018 .

Positioned for organic growth from current accounts, maximizing utilization with new customers, and strategic transactions 0 3 WHY JERASH Global manufacturer and exporter of customized, ready - made knit fabric sport and outerwear US & EU tariff - free production facilities in Jordan H istory of growth and profitability 2 1 5 Utilized by world - renowned brands and retailers 4 3

04 FINANCIAL OVERVIEW JERASH HOLDINGS (US), INC. NASDAQ: JRSH Shares Outstanding: 11.3 million Market Cap: (A s of August 11 , 2018) $ 85 . 2 million Insider Ownership: 82% Cash: (At June 3 0 , 2018) $ 16 .6 million Long - term Debt: $0 FY2018 Revenue : $69.3 million, +12% YoY Net Income, EPS : (FY2018) 1 $10.4 million , $ 1 . 07 per shar e Revenue Outlook: $ 80 - 82 million, + 15 - 18 % YoY Fiscal Year : March 31 1. Based on 9,735,651 average shares outstanding pre - IPO

MULTIPLE DIVERSE GROWTH DRIVERS 0 5 Strong organic trend: growing orders from current and new top global brand customers 1 Diversifying customer base and increasing warm weather seasonal line utilization 2 3 Build or buy additional capacity and capabilities: ▪ Line expansion and new capabilities at existing factories ▪ Acquire or build additional facilities in Jordan or globally Fiscal 2019 Outlook: ▪ Revenue $ 80 - 82 M, 83% + booked as of June 30 (F1Q) ▪ Multiple new contracts with additional brands, expanded capacity 4

JERASH HAS LONG - STANDING RELATIONSHIPS WITH TOP GLOBAL BRANDS 0 6 Growing demand from global customer base

LARGE AND UNTAPPED TOTAL ADDRESSABLE MARKET FOR U . S AND GLOBAL GROWTH Growing demand from global customer base 0 7

8% PANTS & SHORTS 48% JACKET 0 8 Product sales by type for fiscal year ended 2018 (% of total pieces) DIVERSIFYING PRODUCT OFFERINGS 34% CREW NECKS 10% POLO

0 9 DIVERSIFYING PRODUCT OFFERINGS Seasonality of Products (% of total revenue) 1H 2H 62% 38% 2019E 61% 39% 2017 $ 62,041 $ 69,296 71% 29% 2018 $ 80,000+ 1H 2H

10 INCREASING PRODUCTION CAPACITY 2,900 Valued employees 3 Factory Facilities 25% Local Jordanian workers 75% Import labor from Bangladesh, Sri Lanka, India, Myanmar and Nepal Vertically integrated production Cutting and embroidery Administrative and HR Merchandising Finance and management

INCREASING PRODUCTION CAPACITY Adding 500,000 pieces annual capacity: +8% YoY 11 Adding multi - color screen printing shop: Expected higher margin orders

INCREASING PRODUCTION CAPACITY Seeking additional facilities: Buy vs build Microsites Expanded capabilities: Multicolor screen printing, etc. 12

13 US QIZ AND EU FTA ADVANTAGES ▪ Established in 2000 under Bill Clinton ▪ Provides for free movement of industrial goods between Jordan and the USA ▪ Saved $18 million in tariffs for The North Face brand in last fiscal year UNITED STATES QUALIF YING INDUSTRIAL ZONE 1 ▪ Established in 2002, updated 2018 ▪ Provides for free movement of industrial goods between Jordan and the EU ▪ Strategic opportunity to grow non - US sales EUROPEAN UNION FREE TRADE AREA 2 1. For additional information : http://web.ita.doc.gov/tacgi/fta.nsf/7a9d3143265673ee85257a0700667a6f/196ed79f4f79ac0085257a070066961d 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/

RECOGNIZED FOR GLOBAL SOCIAL RESPONSIBILITY 14 ▪ Worldwide Responsible Accredited Production ▪ C - TPAT certified facility ▪ Facility is monitored and supervised by Better Work Jordan, an audit wing of International Labor Organization (ILO) and International Finance Corporation (IFC) for social & ethical compliance. ▪ Golden Listed Company – certification by Jordan Ministry of Labor ▪ Certified for the Supplier Qualification Program (SQP) ▪ Approved FCCA for Walmart ▪ Audited by the FLA ( Fair Labor Association) for PVH ▪ Passed the C - TPAT audit for Wal - Mart conducted by BV

$42,872 $7,679 $4,721 $4,706 $52,557 $12,645 $9,075 $9,010 $62,041 $15,405 $10,699 $10,649 $69,296 $17,954 $11,835 $11,946 $80,000 - $82,000 ~27% REVENUE (in thousands) GROSS MARGIN OPERATING PROFIT ADJ NET INCOME (Non GAAP) FYE 2015A* FYE 2016A* FYE 2017A* FYE 2018A FYE 2019E (Projected) 15 PROVEN FINANCIAL RESULTS 2015 - 2018 demonstrated steady growth and consistent 17% pre - tax net margin Proven 24% - 26% gross margin FY2016 - FY2018 Steady 17% operating margin FY2016 - FY2018 Tax - favored status benefits shareholders 1. FY2019 revenue outlook of $80 - 82 million and gross profit of ~27% provided August 14, 2018, not being updated 2. See Current Report filed with the SEC on August 14, 2018 for reconciliation. * Revenue prior to the fiscal year ended March 31, 2018 is that of Global Trend International Limited, with which Jerash m erg ed on May 11, 2017. FY2019E Outlook for $80 - 82M and ~27% gross profit 1 2 (Projected)

16 PROVEN GROWTH DRIVES PROFITABILITY FY 2016* FY 2017* FY 2018 FY 2019 E 1 FY 2019 YTD Revenue $52,557 $62,041 $69,296 $80,000 - 82,000 $18,363 Gross Profit 24.1% 24.8% 25.9% ~27% 25.4% Selling, General & Admin. $3,570 $4,706 $6,119 $5,185 Operating Income $9,075 $10,698 $11,835 $(525) Tax $0 $0 $1,400 $366 Net Income $9,010 $2,787 $10,403 $(885) Earnings Per Share $1.03 $1.21 $1.07 $(0.08) Diluted shares outstanding 8,788 8,788 9,736 10,822 Stock based compensation $0 $0 $117 $3,206 Adj. EBITDA** $10,019 $11,971 $14,590 $3,049 1. For additional information… 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/ 1. FY2019 revenue outlook of $80 - 82 million and gross profit of ~27% provided August 14, 2018, not being updated * Revenue prior to the fiscal year ended March 31, 2018 is that of Global Trend International Limited, with which Jerash me rge d on May 11, 2017. ** See the Reference Financial Results on Slide 17 for a reconciliation of Net Income to Adjusted EBITDA

REFERENCE FINANCIAL RESULTS FY 2018 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD $000's 6/30 9/30 12/31 3/31 Actual Revenue $21,350 $27,549 $11,544 $ 8,853 $69,296 Gross profit 22.7% 26.2% 32.5% 24.1% 25.9% Net Income (Loss) $ 3,429 $ 5,752 $ 2,207 $ (985) $10,403 Adjusted Add back income taxes - - - 1,400 1,400 Add back interest expense - - 4 23 27 Add back depreciation and amortization 288 300 311 318 1,217 Add back stock based compensation 117 - - - 117 Adjusted EBITDA $ 3,834 $6,057 $2,510 $2,189 $14,590 FY 2019 Actual Revenue $18,363 $32,000 E $18,363 Gross profit 25.4% 27% E 25.4% Net Income (Loss) $ (885) $ (885) Adjusted Add back income taxes 366 366 Add back interest expense 43 43 Add back depreciation and amortization 319 319 Add back stock based compensation 3,206 3,206 Adjusted EBITDA $ 3,049 $ 3,049 17

(in thousands) June 30, 2018 March 31, 2018 Cash and Restricted Cash $16,602 $12,196 Accounts Receivable 13,240 5,297 Inventories 20,007 20,293 Property, Plant & Equipment 2,984 2,820 Total Assets $56,950 $43,268 Credit Facilities $7,060 $980 Accounts Payable 1,134 4,777 Other Long term liabilities 689 739 Total Liabilities $11,942 $7,923 Shareholders’ Equity $44,699 $33,747 Liabilities and Shareholders’ Equity $56,950 $43,268 18 STRONG BALANCE SHEET 1. For additional information… 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/ Jerash has $16.6 million in cash and a strong balance sheet to fuel strategic growth.

1 9 Fully integrated global manufacturer ▪ Comprehensive production capabilities capture value from entire manufacturing chain ▪ Dedicated to high levels of quality control and international manufacturing standards Growth drivers in place ▪ Profitable company with established strong organic growth ▪ Free - trade zone location allows sales to the U.S. and EU without tariff or quota restrictions Increasing financial returns ▪ Proven operating metrics drive increased profitability ▪ Factory expansion to increase capacity, capabilities for expected growth ▪ Evaluating strategic opportunities to accelerate profit growth CREATING SHAREHOLDER VALUE

20 CONTACTS (315) 727 - 6791 richard.shaw@jerashholdings.com RICHARD J. SHAW (214) 597 - 8200 mkreps@darrowir.com MATT KREPS C hief Financial Officer Darrow Associates Investor Relations